                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   Form 8-A


               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934


                            MetaSolv Software, Inc.
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


             Delaware                                                         75-2436509
----------------------------------------                      ---------------------------------------
(State of incorporation or organization)                      (I.R.S. Employer Identification Number)

   5560 Tennyson Parkway, Plano Texas                                            75024
----------------------------------------                      ---------------------------------------
(Address of principal executive offices)                                       (Zip Code)


If this Form relates to the             If this Form relates to the
registration of a class of debt         registration of a class of debt
securities and is effective upon        securities and is to become effective
filing pursuant to General              simultaneously with the effectiveness
Instruction A(c)(1) please check the    of a concurrent registration
following box.                          statement under the Securities Act of
                                        1933 pursuant to General Instruction
                                        A(c)(2) please check the following
                                        box.


Securities to be registered pursuant  to Section 12(b) of the Act:

        Title of each class                                       Name of each exchange on which
        to be so registered                                       each class is to be registered

          Not Applicable                                                  Not Applicable
----------------------------------------                      ---------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock,  $0.005 par value
--------------------------------------------------------------------------------
                               (Title of class)
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Item 1.   Description of Registrant's Securities to be Registered.
          -------------------------------------------------------

          Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-86937).

Item 2.   Exhibits.
          --------

          Number      Description
          ------      -----------

          1.1 Specimen Common Stock certificate - incorporated herein by reference to Exhibit 4.2 to Amendment No. 3 to the Company's Registration Statement on Form S-1 (File No. 333-86937).

          2.1 Certificate of Incorporation of Registrant, as amended to date - incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No. 333-86937).

          2.2 Form of Amended and Restated Certificate of Incorporation of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1 (File No. 333-86937).

          2.3         Bylaws of Registrant - incorporated herein by reference to
                      Exhibit 3.3 to the Company's Registration Statement on Form S-1 (File No. 333-86937). 2.4 Form of Bylaws of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1 (File No. 333-86937).

                                       2
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                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                     METASOLV SOFTWARE, INC.


Date:  November 16, 1999             By:   /s/ James P. Janicki
                                        -----------------------------------
                                           James P. Janicki
                                           President and Chief Executive Officer

                                   EXHIBITS
                                   --------


          Number      Description
          ------      -----------

          1.1 Specimen Common Stock certificate - incorporated herein by reference to Exhibit 4.2 to Amendment No. 3 to the Company's Registration Statement on Form S-1 (File No. 333-86937).

          2.1 Certificate of Incorporation of Registrant, as amended to date - incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No. 333-86937).

          2.2 Form of Amended and Restated Certificate of Incorporation of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1 (File No. 333-86937).

          2.3         Bylaws of Registrant - incorporated herein by reference to
                      Exhibit 3.3 to the Company's Registration Statement on Form S-1 (File No. 333-86937).
          2.4 Form of Bylaws of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1 (File No. 333-86937).